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                                VALIC COMPANY II
                 Supplement to Prospectus dated January 2, 2007


CORE BOND FUND

Effective February 14, 2007, in the section titled "ABOUT VC II'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to Core Bond Fund, delete the second paragraph and replace with the following:

         Investment decisions for Core Bond Fund are made by a team including Bryan Petermann, John Yovanovic, CFA, Tim Lindvall, CFA, Raphael Davis, Rajeev Mittal and Robert Vanden Assem, CFA. Mr. Petermann is Managing Director and Head of High Yield Portfolio Management for AIGGIG. Mr. Petermann joined AIGGIG as a research analyst with the acquisition of American General Investment Management, L.P. ("AGIM") in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in October 2003. Mr. Yovanovic is Managing Director and Portfolio Manager for AIGGIG. Mr. Yovanovic joined AIGGIG with the acquisition of AGIM in 2001. He became a Portfolio Manager of high yield bonds for AIGGIG in September 2005. Previously, he was a senior high yield trader and research analyst. While in investment research, he served as the energy/utilities group head. Mr. Lindvall is Vice President and Portfolio Manager for AIGGIG. Mr. Lindvall joined AIGGIG in 2002 and became a Portfolio Manager in 2007. Prior to becoming a Portfolio Manager, he was a research analyst responsible for the exploration and production, oil field services, refining, pipeline, and electric sectors. Mr. Davis is Managing Director of Structured Products for AIGGIG. Mr. Davis is responsible for trading and portfolio management of AIG's $17 billion agency MBS passthrough and CMO portfolios. Mr. Davis joined AIGGIG with the acquisition of AGIM in August 2001. During his seven years at AGIM, Mr. Davis was responsible for the trading and management of AGIM's MBS, asset-backed securities, and money-market portfolios. Mr. Mittal is Managing Director and Head of Emerging Markets Debt for AIGGIG. Mr. Mittal joined AIGGIG in 1992 and he is responsible for all aspects of portfolio management, research and trading of emerging market strategies in hard and local currencies and credit default swaps for internal and non-affiliated clients. Mr. Mittal is a member of the Fixed Income Asset Allocation Team and also represents emerging market debt in the Global Asset Allocation Committee meetings. Mr. Vanden Assem is Managing Director and Senior Portfolio Manager of High Grade Fixed Income for AIGGIG. Mr. Vanden Assem joined AIGGIG in 2001 and is responsible for the portfolio management of AIGGIG's high grade total rate of return portfolios, long/short portfolios and affiliated accounts.


HIGH YIELD BOND FUND

Effective February 14, 2007, in the section titled "ABOUT VC II'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to High Yield Bond Fund, delete the third paragraph and replace with the following:

         Investment decisions for High Yield Bond Fund are made by a team including Bryan Petermann, John Yovanovic and Tim Lindvall. Please see above for biographies for Messrs. Petermann, Yovanovic and Lindvall.


STRATEGIC BOND FUND

Effective February 14, 2007, in the section titled "ABOUT VC II'S MANAGEMENT -- INVESTMENT SUB-ADVISERS -- AIG GLOBAL INVESTMENT CORP. ("AIGGIC")," with respect to Strategic Bond Fund, delete the seventh paragraph and replace with the following:

         Investment decisions for Strategic Bond Fund are made by a team led by Richard Mercante, CFA, and including Bryan Petermann, John Yovanovic, Tim Lindvall, Raphael Davis, Anthony King, Rajeev Mittal and Robert Vanden Assem. Mr. Mercante is Senior Managing Director and Head of Fixed Income, Developed and Emerging Markets for AIGGIG. Mr. Mercante joined AIGGIG in 1994. Mr. Mercante is responsible for AIGGIG's US and London based fixed income investment operations. He is also

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         responsible for AIG's global securities lending business. Additionally,
         Mr. Mercante is a member of the AIGGIG Executive Committee which addresses division-wide strategic and management issues. He also sits on AIG's Global Asset Allocation Committee where he participates in investment policy discussions and decisions. He is a Chartered
         Financial Analyst. Mr. King joined AIGGIG in 2000 and is a Vice President and Senior Investment Manager of Client Portfolio Management. He is responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIGGIG, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities.



DATE: FEBRUARY 20, 2007